UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2017

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On September 20, 2017, HTG Molecular Diagnostics, Inc. (the “Company” or “HTG”) announced in a press release that the United States Patent and Trademark Office has issued two U.S. Patents covering the Company’s technology and applications of its technology.

The first patent, U.S. Patent 9,758,829 entitled Molecular Malignancy in Melanocytic Lesions, was issued to HTG and the John Wayne Cancer Institute, who co-invented the technology. It claims a method of treating an indeterminate or atypical nevi that involves measuring the nucleic acid expression of certain biomarkers, including MAGEA2, PRAME, PDIA4, NR4A1, PDLIM7, B4GALT1, SAT1, RUNX1, and SOCS3. The patent will expire in June 2033.

The second patent, U.S. Patent No. 9,765,385 entitled Nuclease Protection Methods for Detection of Nucleotide Variants, claims a nuclease-protection-based method for targeted detection of single nucleotide variants. This patent will expire in October 2033.

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the timing of expiration dates of the Company’s newly issued patents, which are subject to timely annuity fee payments and patent term extension or adjustments, and the benefits of the Company’s patented technologies. Words such as "believes," "anticipates," "plans," "expects," "intends," "will," "goal," "potential" and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management's current expectations, are subject to known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including those described in the Company’s Quarterly Report on Form 10‑Q for the quarter ended June 30, 2017 and in the Company’s other filings with the Securities and Exchange Commission. All forward-looking statements contained in this report speak only as of the date on which they were made, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: September 20, 2017	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
Vice President of Finance and Administration and Chief Financial Officer